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                                                                    Exhibit 23.2

                                                          [ARTHUR ANDERSEN LOGO]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 29, 2000 included in Interleukin Genetics' Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.



                                                             Arthur Andersen LLP


Boston, Massachusetts
March 1, 2001